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Exhibit 23.3

    1660 International Drive
    McLean, VA 22102

Consent of Independent Registered Public Accounting Firm

The Board of Directors
Fieldstone Investment Corporation and Subsidiary:

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in Amendment No. 6 to Registration Statement No. 333-114802.

November 5, 2004

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Consent of Independent Registered Public Accounting Firm